NOTICE OF PARTIAL ASSIGNMENT OF DEBT

This Notice of Partial Assignment of Debt (this “Notice of Partial Assignment”) is made and entered into effective as of June 2, 2009 by and among Perry Leopold, individually (“Leopold”), ________________, a ___________ company (“Assignee”) and North Bay Resources Inc., a Delaware corporation (“North Bay”).

WHEREAS, the parties to this Notice of Partial Assignment desire to modify that certain outstanding debt North Bay owes to Leopold represented by the Non-Qualified Deferred Compensation Plan dated no less than one year old (the “Debt”) by selling, assigning, transferring and conveying the rights and interests to partial payment of the Debt in the amount of $25,000 from Leopold to Assignee.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties herby agree as follows:

1.           Transfer and Assignment.  As permitted by North Bay, Leopold hereby sells, assigns, transfers, and conveys unto Assignee his rights and interests to receive payments of the Debt in the amount of $25,000.  The remaining rights and interests in the balance of the Debt will remain with Leopold.

2.           Consideration.  Consideration to be paid to Leopold shall be a total of $25,000.

3.           Agreement to be bound.  North Bay agrees to be bound by all the terms and conditions applicable to Leopold under the Debt.

4.           Entire Agreement.  This Notice of Partial Assignment embodies the entire agreement between Leopold and Assignee and supersedes any prior agreements, whether written or oral with respect to the subject matter hereof.

5.           Successors.  This Notice of Partial Assignment shall be binding upon and shall inure to the benefit of each of the parties to this Notice of Partial Assignment and each of their respective successors and assigns.

6.           Counterparts.  This Notice of Partial Assignment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon and all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Notice of Partial Assignment of a Promissory Note to be duly executed and delivered as of the date first written above.

______________________________
Perry Leopold, individually

Assignee

______________________________

By:____________________________

Its: ____________________________

ACCEPTED, ACKNOWLEDGED AND APPROVED:

North Bay Resources Inc.

_______________________________

By:____________________________

Its: ____________________________

Date: __________________________